Exhibit 99.2 Obsidian Therapeutics CORPORATE DECK APRIL 2026 © 2026 Obsidian Therapeutics Information Not Intended for Medical Communication

Forward-Looking Statements This presentation includes forward looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, strategy and plans, industry environment, potential growth opportunities, and our expectations for future operations, are forward looking statements. The words believe, may, will, estimate, continue, anticipate, design, expect, could, plan, potential, predict, seek, should, would, or the negative version of these words and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. Market Data This presentation contains estimates and other information concerning our industry, our patient populations, our business and the markets for our product candidates. Information that is based on estimates, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or an exemption therefrom. ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY, AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER (INCLUDING REGULATION D) OR REGULATION S UNDER THE SECURITIES ACT. © 2026 Obsidian Therapeutics | 2

Obsidian Therapeutics

Harnessing protein regulation platform for engineered TIL cell therapy

Lead Clinical Program: OBX-115

- Novel, genetically engineered TIL cell therapy with regulatable mbIL15
- Leverages robust and proprietary scalable CMC process

67% ORR at RP2D in Melanoma

- Differentiated safety profile vs non-engineered TIL cell therapy
- Encouraging efficacy data without IL2: 67% ORR (n=10/15, including 2 CRs) and 93% disease control at RP2D regimen

Expansion to NSCLC

- Building upon non-engineered TIL cell therapy efficacy proof of concept
- Large potential addressable 2L+ patient population with high unmet need post chemo-IO

Deep TIL Expertise, Robust Investor Syndicate

Wellington Management; T. Rowe Price; RA Capital; Janus Henderson Investors; Deep Track Capital; novo holdings; TCGX; Atlas Venture; Bristol Myers Squibb; Blue Owl; Foresite Capital; rtw; Pivotal bioVenture Partners; Samsara BioCapital; Woodline Partners

Data cut-off Jan 22, 2026.
2L+, second-line and beyond; CMC, chemistry, manufacturing, and controls; CR, complete response; IL2, interleukin 2; IO, immunotherapy; mbIL15, membrane-bound interleukin 15; ORR, objective response rate; RP2D, recommended phase 2 dose; TIL, tumor-infiltrating lymphocytes.

OBSIDIAN THERAPEUTICS

© 2026 Obsidian Therapeutics | 3

Harnessing Regulatable mbIL15 to Enhance OBX-115 Viral transduction of mbIL15-DRD OBX-115 or transgene Tumor Isolated Patient ACZ ligand TIL / cell cell therapy Unstable Unstable DRD DRD Degraded ACZ mbIL15 mbIL15 Proteasome ACZ-stabilized DRD mbIL15 Basal state On state ACZ, acetazolamide; DRD, drug-responsive domain; mbIL15, membrane-bound interleukin 15; TIL, tumor-infiltrating lymphocytes. © 2026 Obsidian Therapeutics | 4

Agni-01 Phase 1/2 Melanoma Patient Schema Agni-01 Phase 1/2 Melanoma (N=23 Enrolled)* Phase 1 Phase 2 (N=11) (N=9) DL1 DL2 DL3/RP2D DL3/RP2D (N=3 ) (N=2) (N=6) (N=9) DL1 DL2 DL3/RP2D 9 9 9 30 × 10 100 × 10 100 × 10 OBX-115 cell cap cell cap cell cap 500 mg/day, 250 mg/day, 250 mg/day, Days 0–6, 14–20 Days 0–13 Days 0–13 ACZ Planned cumulative dose: Planned cumulative dose: Planned cumulative dose: 3500 mg 3500 mg 7000 mg Data cut-off 25 Oct 2025. *3 patients were not infused with OBX-115 (2 due to interim clinical progression) ACZ, acetazolamide; D, Day; DL, dose level; RP2D, recommended phase 2 dose. © 2026 Obsidian Therapeutics | 5

Obsidian Leverages Regulatable mbIL15 to Drive Comprehensive Differentiation vs Non-engineered TIL

Transduced with regulatable mbIL15

- CD8+ cytotoxic, stem-like T cells with memory phenotype
- ACZ (Diamox) to regulate mbIL15 expression

More Convenient Tissue Procurement Procedure

- Core needle biopsy (CNB) feasible
- Enables outpatient procedure
- TTP experience with both CNB and surgery across multiple sites

Less Intense Lymphodepletion

- ~50% less Cy vs. non-eng TIL
- Compatible with outpatient administration

No IL2

- Favorable tolerability profile
- No DLT, TRM, ICANS or CNS AEs
- Reduced hospital stay *

67% ORR
(n=10/15; incl. 2 CRs)

- Promising efficacy profile
- At median ~18 wks, 8 of 10 responses ongoing
- 93% disease control
- High unmet need population

Data cut-off: Jan 22 2026; 10/15 responders in Ph 2 dataset,. *Median 17 days for non-eng TIL[1] vs. <10 days post-infusion for OBX-115 (data for MP1.1 RP2D as of Jan 22 2026).
1. FY2025 Lifileucel NTAP Cost Criterion Codes and MS-DRGs in CMS Public Application Summary.
ACZ, acetazolamide; CNB, core needle biopsy; Cy, cyclophosphamide; DLT, dose-limiting toxicity; IL2, interleukin-2. LD, lymphodepletion; mbIL15, membrane-bound interleukin 15; ORR, objective response rate; Ph, phase; TIL, tumor-infiltrating lymphocytes; TRM, treatment-related mortality.

OBSIDIAN THERAPEUTICS

© 2026 Obsidian Therapeutics | 6

We Believe OBX-115 is Positioned Favorably vs Other 2L+ Adv Mel Programs

	OBX-115 *Agni-01 Ph 2 ongoing*	AMTAGVI *Approved*	IMA203 *SUPRAME reg. trial ongoing*	RP1+Nivo *CRL: April 2026*
Efficacy ORR, DOR	67% mDOR: NR 8 of 10 responses ongoing at 18 wks	31.5%[7] mDOR: 36.5 mos[6]	50%[8] mDOR: NR	33.6%[9] mDOR: 24.8 mos
Side Effects AE Profile Drivers; LD, IL2, CRS/ICANS	✓ No IL2, Low-dose LD No DLT, TRM, ICANS or CNS AEs	✗ High-dose IL2 Standard-dose LD 7.5% TRM [7]	✓ Gr3+ CRS (11%), [8] Gr3+ ICANS (4.1%) [8] Low-dose IL2	✓ Limited[10]
Treatment Burden ICU/Hospital; Material Procurement	✓ Hospital (no ICU) Core needle biopsy	✗ ICU required Surgical resection Febrile neutropenia	✓ Hospital/ICU Leukapheresis	✓ Hospital (no ICU)[10] Intratumoral injection
TPP Breadth 2L+ Mel. Patient Eligibility	✓ Unrestricted for cell Tx-eligible patients	✓ 25% eligible; restricted to adequate heart, liver, kidney function[1]	✓ ~30% of cell Tx-eligible: restricted to cutaneous (~90%)[2], LDH <2× ULN (~80%)[3] & HLA match (~40%)[4]	✗ 15-20% of non-cell Tx-eligible; preferred for fast-moving local disease [5]

Information for approved products based on FDA-approved labeling and publicly available data. Comparisons based on historical published data; no head-to-head studies have been conducted and cross-trial comparisons may not be reliable due to differences in molecule composition, trial design, and patient population and characteristics.

Data cut-off Jan 22, 2026. 10/15 responders in Ph2 dataset.

1. Due to high-dose IL2 and standard lymphodepletion regimen, restricted to patients with adequate heart, liver, kidney function (The Dedham Group KOL Market Research 2025). 2. Long GV et al. The Lancet. 2023; 402(10400):485-502, 3. Koczka K et al. Cancer Med. 2023 Feb;12(3):2427-2439. 4. Li X et al. Mol Oncol. 2021 Jul;15(7):1764-1782. 5. The Dedham Group KOL Market Research. 6. Medina T et al. J Clin Oncol 2025 Nov 20;43(33):3565-3572. 7. AMTAGVI (lifileucel) Prescribing Information. February 2024. 8. Wermke M ASCO 2025 (Abstract 2508). 9. Wise-Draper T. SITC 2025 (Abstract 1327). 10. Wong MK et al. J Clin Oncol 2025;43(33):3589-3599.

2L, second-line; AE, adverse event; CRS, cytokine release syndrome; DOR, duration of response; ICANS, immune effector cell-associated neurotoxicity syndrome; ICU, intensive care unit; IL2, interleukin 2; mDOR, median duration of response; NR, not reached; ORR, objective response rate; FDA, Food and Drug Administration; PDUFA, Prescription Drug User Fee Act; TRM, treatment-related mortality; Tx, therapy.

OBSIDIAN THERAPEUTICS

© 2026 Obsidian Therapeutics | 7

Proprietary Manufacturing Process Potentially Enables Advantages in Phenotype, Yield, Process Control, and Procurement Method

Ex Vivo Manufacturing



Tumor tissue procurement → Optimized pre-REP → Activation/ mbIL15 transduction* → Optimized REP → Cryo-preservation

Tumor tissue procurement: Compatible with CNB

Enhancements vs. non-engineered TIL

- 4-1BB agonism in pre-REP
- iFeeder cells expressing IL21 and 4-1BBL in REP
- ACZ (IL15)-driven expansion (no IL2 in REP)

Optimized Product: median **>90%** CD8+; effector-memory phenotype, stem-like signature, minimally exhausted[1,2]

Robust manufactured cell dose yield: median ~129B vs. 21.1B[3] non-engineered TIL

Core needle biopsy enabled for OBX-115 manufacturing

High process control

*Anti-CD3 Ab; retroviral vector.

1. Amaria RN et al. ASCO 2024 (Abstract 9515). 2. Amara RN et al. AACR 2024 (Poster CT176). 3. J Journal for ImmunoTherapy of Cancer2022;10:e005755.

ACZ, acetazolamide; CNB, core needle biopsy; IL2, interleukin 2; IL15 interleukin 15; IL21, interleukin 21; mbIL15, membrane-bound IL15; REP, rapid expansion protocol; TIL, tumor-infiltrating lymphocytes.

OBSIDIAN THERAPEUTICS

© 2026 Obsidian Therapeutics | 8

Advancing OBX-115 to Registration-enabling Study • FDA feedback obtained on a single-arm trial design for accelerated approval (at Sponsor’s risk) for OBX-115 in patients with advanced melanoma progressing after ICI therapy ‒ Starting mid-2026, patients will be enrolled in registration-enabling Cohort 3 of our existing multi-center study ‒ A confirmatory study will be underway at the time of BLA action • FDA alignment on: ‒ Sufficiency of durable ORR as an endpoint that predicts clinical benefit ‒ Sample size for safety dataset ‒ No changes to proposed eligibility criteria ‒ Drug product potency assay development and qualification BLA, biologics license application © 2026 Obsidian Therapeutics | 9

Key OBX-115 Melanoma Milestones Expected Through 2028 Recent 2026 2027 2028 Achievements ü RP2D FDA engagement BLA submission: 2028 Registration-enabling study patients (Clinical & CMC): Q2 2026 fully enrolled : Q1 2027 enrolled Single-arm registration- Topline data: YE 2027 @ ü Pivotal enabling study FPI: mid- m process 2026 locked a d BLA, biologics license application; CMC, chemistry, manufacturing, and controls; Ph, phase; YE, year-end, FPI First patient in. © 2026 Obsidian Therapeutics | 10

OBX-115 in NSCLC © 2026 Obsidian Therapeutics | 11

OBX-115 Potential to Deliver Improved Product Profile in NSCLC

OBX-115: Potential to Improve NSCLC TPP & Expand Market Opportunity

- ✓ IL2-free regimen
- ✓ Low-dose LD
- ✓ Core needle biopsy compatible
- ✓ Tumor reduction signal (OBX-115 monotherapy) observed in early Phase 1 data

NSCLC prevalence ~10x that of advanced melanoma

Lifileucel: Efficacy in 2L+ Lung, But Associated with Toxicity Risk

Lifileucel ORR in 2L+ Lung



30
20
10
0
ORR
21.4
25.6
N=28
Std. dose LD
N=39
Std. + low-dose LD
COM-202 Cohort 3B [1]
LUN-202 (Nov 2025) [2]

Proof of TIL efficacy & durability in Lung, however, concerning safety signals [3]:

- 12% died in first 30 days post-treatment
- G5 toxicity led to temporary clinical hold (2023)

OBSIDIAN THERAPEUTICS

1. Schoenfeld AJ, et al. *Cancer Discov* 2024;14(8):1389-1402. 2. Iovance Press Release, November 2025. 3. Safety analysis from Amtagvi BLA Clinical Review & Evaluation report.
2L+, second-line and beyond; Gr, grade; IL2, interleukin 2; LD, lymphodepletion; oppy, opportunity; NSCLC, non-small cell lung cancer; ORR, objective response rate; TPP, therapeutic product profile.

© 2026 Obsidian Therapeutics | 12

NSCLC Dose Escalation Leveraged Melanoma Experience; Dose Optimization at DL3 Ongoing Infused Patients* Melanoma NSCLC Phase 1 Phase 2 Phase 1 Dose Level (N=11) (N=9) (N=10) 30B cell dose cap ACZ: 250 mg/day, Days 0–13 DL1 3 0 1 ü Completed NSCLC dose escalation Planned 28-day cumulative dose: 3500 mg to get to DL3 100B cell dose cap ACZ: 250 mg/day, Days 0–13 DL2 ü Exploring new intermediate cell 2 0 1 Planned 28-day cumulative dose: 3500 mg dose cap (~60B) to maximize ACZ intensity 100B cell dose cap ACZ: 500 mg/day, Days 0–6, 14–20 6 9 4* Planned 28-day cumulative dose: 7000 mg Ø Study enrollment ongoing DL3 DL3 Expansion in NSCLC Intermediate cell dose cap (~60B) ACZ: 500 mg/day, Days 0–6, 14–20 0 0 4* Planned 28-day cumulative dose: 7000 mg + Extended ACZ redosing every other wk Data cut-off Jan 22, 2026. *4 infused, of which 3 were efficacy-evaluable. ACZ, acetazolamide; B, billion; DL, dose level; NSCLC, non-small cell lung cancer; Ph, phase. © 2026 Obsidian Therapeutics | 13

Following Early Monotherapy Signal in NSCLC, Encouraging Signal at Intermediate Cell Dose Cap with No Primary PD Ph 1 DL3 (n=3) Ph 1 Expansion DL3 (n=3) ACZ dose intensity 63% 29% 86% 86% 36% * 36% * (% planned dose received) OBX-115 dose 69.6 90.0 84.0 19.9 23.2 47.8 9 (cells × 10 ) Histology Non-squam Non-squam (mucinous) Squamous Squamous Non-squam Non-squam TP53; STK11 KRAS G12V TP53 None TP53 TP53 Relevant mutations PD-L1 TPS <1% <1% <1% >50% <1% >50% Prior lines of therapy 1 2 1 3 1 1 Smoker status Never Yes Yes Never Never Yes Extended Steroid 3 weeks 3 weeks No No No No † Patient 10L 36L 8L 45L 44L 43L 60 47 40 20 2 0 -7 -20 -16 -40 Complete Response Unconfirmed CR -60 Partial Response Stable Disease -80 Progressive Disease Ongoing Response -100 -100 -100 Data cut-off Jan 22, 2026 † *Both patients (43L and 44L) had ALC >5000 at Days 10–14 and Week 3 doses omitted. Patient 43L Baseline ctDNA (160 ppm) was undetectable at D14 and D42. ACZ, acetazolamide; ALC, absolute lymphocyte count; CR, complete response; DL, dose level; NSCLC, non-small cell lung cancer; Ph, phase; SOD, sum of diameters; TBD, to be © 2026 Obsidian Therapeutics | 14 determined. Target Lesion SOD Best Change from Baseline (%)

Galera’s Portfolio Ongoing trial targeting Highly-Resistant forms of Advanced or Metastatic Breast Cancer Program Phase 1 Phase 2 Phase 3 Results Collaboration Houston Completed & Triple-Neg Breast Cancer (TNBC) Tilarginine Methodist 1 Published 35-pt Phase 1-2 combo trial Res. Inst + taxane 17% CR, 29% PR (funded by NCI) (HMRI) HMRI Metaplastic Breast Cancer Tilarginine + PI3Ki Enrolling in Phase 2 NCI 36-pt Phase 1-2 single-arm combo trial 11% CR, 33% PR in Ph1 + nab-paclitaxel MD Anderson (funded by NCI) 1. Reddy T et al. Nature Comm 15:10737, 2024.;Chung AW et al . Sci. Transl. Med. 13(624) 2021 © 2026 Obsidian Therapeutics | 15 NOS Inhibitor Nitric Oxide Synthase

Expected Clinical and Regulatory Catalysts Anticipated Milestones Melanoma RP2D data 1H 2026 Melanoma Top-Line data YE 2027 NSCLC Phase 1 data 1H 2027 Recent Achievements FDA clarity on Melanoma registrational Plan to continue manufacturing pathway and potency assay and process development RP2D enrollment complete in melanoma investments to support future pivotal / commercial scale Fast Track & RMAT designations in advanced melanoma Positive Melanoma data in Plan to continue single-center & multicenter studies preclinical development NSCLC monotherapy signal from to expand platform into early Ph 1 regimen optimization data next-gen TIL NSCLC, non-small cell lung cancer; RMAT, Regenerative Medicine Advanced Therapy; RP2D, recommended phase 2 dose; TIL, tumor-infiltrating lymphocytes. © 2026 Obsidian Therapeutics | 16 16

Thank you © 2026 Obsidian Therapeutics Information Not Intended for Medical Communication